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                                                                   EXHIBIT 10.25



                                VIEWLOCITY, INC.

                           SECOND AMENDED AND RESTATED
                             1997 STOCK OPTION PLAN

                             DATED NOVEMBER 15, 2002

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                                TABLE OF CONTENTS

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Section  1. PURPOSE................................................        2
Section  2. DEFINITIONS............................................        2
Section  3. SHARES SUBJECT TO OPTIONS..............................        4
Section  4. EFFECTIVE DATE.........................................        4
Section  5. ADMINISTRATION.........................................        4
Section  6. ELIGIBILITY............................................        4
Section  7. GRANT OF OPTIONS.......................................        5
              7.1.  Grant..........................................        5
              7.2.  $100,000 Limit.................................        5
              7.3.  Grants to Directors............................        5
Section  8. OPTION PRICE...........................................        6
Section  9. EXERCISE PERIOD........................................        6
Section  10. NONTRANSFERABILITY....................................        7
Section  11. SECURITIES REGISTRATION AND RESTRICTIONS..............        7
              11.1. Investment Representation......................        7
              11.2. Registration or Qualification of Shares........        7
Section  12. LIFE OF PLAN..........................................        7
Section  13. ADJUSTMENT............................................        8
Section  14. CHANGE IN CONTROL.....................................        8
Section  15. AMENDMENT OR TERMINATION..............................        8
Section  16. MISCELLANEOUS.........................................        9
              16.1. No Shareholder Rights..........................        9
              16.2. Employment.....................................        9
              16.3. Shareholder Agreement..........................        9
              16.4. Withholding....................................        9
              16.5. Construction...................................        9
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                                   Section 1.

                                     PURPOSE

    The purpose of this Plan is to promote the interests of Viewlocity, Inc., a Georgia corporation (f/n/a SynQuest) and its related companies by granting Options to purchase Stock to Key Employees and Directors in order (a) to encourage a sense of proprietorship on the part of Key Employees and Directors who will be largely responsible for the continued growth of Viewlocity, (b) to furnish such Key Employees and Directors with further incentive to develop and promote the business and financial success of Viewlocity and (c) to induce such Key Employees and Directors to continue in the service of Viewlocity, by providing a means whereby such selected individuals may purchase stock in Viewlocity.

                                   Section 2.

                                   DEFINITIONS

    Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

    2.1. "BOARD" means the Board of Directors of Viewlocity.

    2.2. "CHANGE IN CONTROL" means (a) the sale of all or substantially all of the assets of Viewlocity, whether in a single transaction or in a series of transactions occurring within any single 12 month period, (b) the sale by one or more shareholders of Viewlocity, in a single transaction or in series of transactions occurring within any single 12 month period, of more than 50% of the issued and outstanding capital stock of Viewlocity to any individual, corporation, trust or other entity which is not a shareholder, or is not controlled by a shareholder, of Viewlocity as of the date of grant of an Option;
(c) a merger, reorganization, exchange of stock or other securities, or other business combination between Viewlocity and another corporation, trust or other business entity which results in the then-existing shareholders of Viewlocity owning less than 51% of the total issued and outstanding capital stock of the surviving entity; or (d) the issuance of capital stock of Viewlocity after the date of grant of an Option, whether by private placement or public offering or pursuant to the exercise of warrants, options or conversion rights, which causes the existing shareholders of Viewlocity to own less than 51% of the total issued and outstanding capital stock of Viewlocity.

    2.3. "CODE" means the Internal Revenue Code of 1986, as amended.

    2.4. "COMMITTEE" means a committee of the Board which shall have at least two members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall be a "non-employee director" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an "outside director" under Section 162(m) of the Code.

    2.5. "DIRECTOR" means any member of the Board who is not an employee of Viewlocity, a Subsidiary or a corporation possessing 51% or more of the total combined voting power of all of the classes of stock in Viewlocity.

    2.6. "FAIR MARKET VALUE" means as of any date (a) the price that the Board or the Committee acting in good faith determines through any reasonable valuation method that a share of Stock

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might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts; provided, however, if the Stock is publicly traded on such date, "Fair Market Value" means (b) the closing price on such date for a share of Stock as reported by THE WALL STREET JOURNAL under the quotation system under which such closing price is reported or, if THE WALL STREET JOURNAL does not report such closing price, such closing price as reported by a newspaper or trade journal selected by the Board or the Committee or, if no such closing price is available on such date, (c) such closing price as so reported in accordance with Section 2.6(b) for the immediately preceding business day or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (d) the price as determined in accordance with Section 2.6(a).

    2.7. "ISO" means an option granted under this Plan to purchase Stock that is intended to satisfy the requirements of Section 422 of the Code.

    2.8. "KEY EMPLOYEE" means an employee of Viewlocity or any Parent or Subsidiary, or a non-employee consultant retained by Viewlocity or any Parent or Subsidiary, who, in the judgment of the Board acting in its absolute discretion, is a key to the success of Viewlocity or a Parent or Subsidiary.

    2.9. "1933 ACT" means the Securities Act of 1933, as amended.

    2.10. "NQO" means an option granted under this Plan to purchase stock that by its terms provides that it will not be treated as an incentive stock option under Section 422 of the Code or that fails to satisfy the requirements of
Section 422 of the Code.

    2.11. "OPTION" means an ISO or a NQO.

    2.12. "OPTION AGREEMENT" means the written agreement or instrument that sets forth the terms of an Option granted to a Key Employee or Director under this Plan.

    2.13. "OPTION PRICE" means the price that shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

    2.14. "PARENT" means any corporation that is a parent corporation (within the meaning of Section 424(e) of the Code) of Viewlocity.

    2.15. "PLAN" means this Viewlocity, Inc. Amended and Restated 1997 Stock Option Plan as amended from time to time hereafter.

    2.16. "STOCK" means the $.01 par value Common Stock of Viewlocity.

    2.17. "SUBSIDIARY" means any corporation that is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of Viewlocity.

    2.18. "VIEWLOCITY" means Viewlocity, Inc. and any successor to such corporation.

    2.19. "TEN PERCENT SHAREHOLDER" means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of either Viewlocity, a Parent or a Subsidiary.

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                                   Section 3.

                            SHARES SUBJECT TO OPTIONS

    There shall be 3,050,000 shares of Stock reserved for use under this Plan. Such shares of Stock shall be reserved to the extent that the Board deems appropriate from authorized but unissued shares of Stock and from shares of Stock that have been reacquired by Viewlocity. Any shares of Stock subject to an Option that remain unissued after the cancellation, expiration or exchange of such Option for another Option shall again become available for use under this Plan, but any shares of Stock used to satisfy a withholding obligation under
Section 16.4 of this Plan shall not again be available for use under this Plan.

                                   Section 4.

                                 EFFECTIVE DATE

    The effective date of this Plan shall be the date the Plan was originally adopted by the Board, provided Viewlocity's shareholders (acting at a duly called meeting of such shareholders) approve the establishment of this Plan within 12 months after the date the Board adopts this Plan. Any Option granted before such shareholder approval automatically shall be granted subject to such approval. If there is no such approval by Viewlocity 's shareholders, this Plan shall not go into effect and the grant of any Options under this Plan shall be null and void.

                                   Section 5.

                                 ADMINISTRATION

    This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan and, further, the Board shall have the power to interpret this Plan, and the respective Option Agreements entered into hereunder, and to take such other action in the administration and operation of this Plan as the Board deems equitable under the circumstances, which action shall be final and binding on Viewlocity, on each affected Key Employee and Director and on each other person directly or indirectly affected by such action.

                                   Section 6.

                                   ELIGIBILITY

    Key Employees and Directors shall be eligible for the grant of NQOs under this Plan. Only Key Employees who are current employees of Viewlocity or a Parent or Subsidiary shall be eligible for the grant of ISOs under this Plan. However, no Key Employee in any calendar year shall be granted an Option or series of Options to purchase (subject to Section 13 of this Plan) more than 300,000 shares of Stock unless such grant or grants are made in connection with the initial employment of an individual or the Board in its discretion determines that exceeding such grant cap is in Viewlocity's best interest.

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                                   Section 7.

                                GRANT OF OPTIONS

    7.1. GRANT. The Board or the Committee acting in its absolute discretion shall grant Options to Key Employees, including "covered employees" under
Section 162(m) of the Code. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall:

       (a) specify whether the Option is an ISO or NQO, and

       (b) incorporate such other terms and conditions as the Board or the Committee acting in its absolute discretion deems consistent with the terms of this Plan, including (without limitation) a limitation on the number of shares subject to the Option which first become exercisable during any particular period.

To the extent the Board or the Committee grants an Option that Viewlocity intends to constitute an incentive stock option under Section 422 of the Code but such Option or portion thereof fails to satisfy the requirements under
Section 422 of the Code, such Option or portion thereof shall be treated as a NQO. If the Board or the Committee grants an ISO and a NQO to an eligible Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the NQO.

    7.2. $100,000 LIMIT. The aggregate Fair Market Value of the shares of Stock subject to ISOs and other incentive stock options (that satisfy the requirements under Section 422 of the Code) granted to an eligible Key Employee under this Plan and under any other stock option plan adopted by Viewlocity, a Parent or a Subsidiary that first become exercisable in any calendar year shall not exceed $100,000. Such Fair Market Value figure shall be determined by the Board or the Committee on the date the ISO or other incentive stock option is granted. The Board or the Committee shall interpret and administer the limitation set forth in this Section 7.2 in accordance with Section 422(d) of the Code, and the Board or the Committee shall treat this Section 7.2 as in effect only for those periods for which Section 422(d) of the Code is in effect.

    7.3. GRANTS TO DIRECTORS.

       (a) INITIAL GRANT. Each Director automatically shall be granted (without any further action on the part of the Board or the Committee) a NQO under this Plan to purchase 4,000 shares of Stock as of the later of the first day he serves as such or the adoption and approval of this Plan. Such grant shall be made at an Option Price equal to the Fair Market Value of a share of Stock on the date of such grant.

       (b) ONGOING GRANTS. Each Director who is serving as such on each four year anniversary of the date he received a grant pursuant to Section 7.3(a) automatically shall be granted (without any further action on the part of the Board or the Committee) a NQO under this Plan as of the date of such anniversary to purchase 4,000 shares of Stock. Such grant shall be made at an Option Price equal to the Fair Market Value of a share of Stock on such date.

       (c) OPTION CERTIFICATES. Each NQO granted under this Plan to a Director shall be evidenced by an Option Certificate, shall be exercisable 25% per year commencing one year from the date of grant (so long as the recipient is serving as a Director on such date) and shall expire 90 days after a Director ceases to serve as such or, if earlier, on the tenth anniversary of

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    the date of the grant of the NQO. A NQO granted to a Director under this
    Plan shall conform in all other respects to the terms and conditions of a NQO under this Plan, and no Director shall be eligible to receive an Option under this Plan except as provided in this Section 7.3. A grant of a NQO to a Director under this Section 7.3 is intended to be granted in a manner which continues to allow such Director to be a "non-employee director" under Rule 16b-3 and an "outside director" under Section 162(m) of the Code, and all NQOs granted to Directors as well as this Section 7.3 shall be construed to effect such intent.

                                   Section 8.

                                  OPTION PRICE

    The Option Price for each share of Stock subject to an ISO shall be set by the Board or the Committee at the time the Option is granted, but such price shall not be set at less than the Fair Market Value of a share of Stock on the date the ISO is granted or, if the ISO is granted to an eligible Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date the ISO is granted. The Option Price for a NQO may be less than the Fair Market Value of a share of Stock on the date the NQO is granted but shall under no circumstances be less than adequate consideration as determined by the Board or the Committee for such a share. The Option Price shall be payable in full upon the exercise of any Option, and an Option Agreement at the discretion of the Board or the Committee may provide for the payment of the Option Price either in cash or in Stock held by the Key Employee or Director or in any combination of cash and such Stock. If an Option Agreement allows the payment of the Option Price in whole or in part in Stock, such payment shall be made in Stock acceptable to the Board or the Committee which the Key Employee or Director has held for at least 6 months. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock as of the date the properly endorsed certificate for such Stock is delivered to Viewlocity.

                                   Section 9.

                                 EXERCISE PERIOD

    Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Agreement, but no Option Agreement shall make an Option exercisable on or after the earlier of

       (a) the date that is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the eligible Key Employee is a Ten Percent Shareholder on the date the Option is granted, or

       (b) the date that is the tenth anniversary of the date the Option is granted, if the Option is a NQO or if the Option is an ISO and is granted to an eligible Key Employee who is not a Ten Percent Shareholder on the date the Option is granted.

An Option Agreement may provide for the exercise of an Option after the employment of a Key Employee or the service of a Director has terminated for any reason whatsoever, including death or disability; provided, however, to the extent an ISO remains or becomes exercisable on or after the last day of the 3 consecutive month period that immediately follows the last day of a Key Employee's continuous period of employment by Viewlocity, a Parent or a Subsidiary (other than

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as a result of death or disability), the Option after such date no longer will qualify for any special income tax benefits under Section 422 of the Code.

                                   Section 10.

                               NONTRANSFERABILITY

    No Option granted under this Plan shall be transferable by a Key Employee or Director, and such Option shall be exercisable during the lifetime of a Key Employee or Director only by such Key Employee or Director, except that (1) an Option may be transferred by will or by the laws of descent and distribution, and the person or persons to whom an Option is transferred by will or by the laws of descent and distribution will be treated as the Key Employee or Director under this Plan, and (2) in the case of an NQO only, a Key Employee or Director may transfer the NQO (whether by gift or sale), in whole or in part, to an entity (including without limitation a partnership, limited partnership, corporation, limited liability company, or trust), if (and only if) all of the beneficial interests of the transferee entity are held by the Key Employee or Director, the Key Employee's or Director's spouse, and/or the Key Employee's or Director's direct lineal descendants, and the entity to which the NQO is so transferred will be treated as the Key Employee or Director under this Plan.

                                   Section 11.

                    SECURITIES REGISTRATION AND RESTRICTIONS

    11.1. INVESTMENT REPRESENTATION. Each Option Agreement shall provide that, if so requested by Viewlocity, the Key Employee or Director shall make a written representation to Viewlocity that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to Viewlocity an opinion in form and substance satisfactory to Viewlocity of legal counsel satisfactory to Viewlocity that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option may, at the discretion of Viewlocity, bear a legend to the effect that the Key Employee or Director agrees to hold such Stock for investment and not with a view to resale or distribution to the public and that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to Viewlocity of legal counsel satisfactory to Viewlocity that such registration is not required.

    11.2. REGISTRATION OR QUALIFICATION OF SHARES. If the Board determines that registration or qualification of shares is necessary or desirable, Viewlocity shall, at its expense, take such action as may be required to effect such registration or qualification.

                                   Section 12.

                                  LIFE OF PLAN

    No Option shall be granted under this Plan on or after the earlier of (a) the tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan shall continue in effect thereafter until all outstanding Options have been exercised in full or no longer are exercisable, or (b) the date on which all of the Stock reserved under
Section 3 of this Plan has (as a

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result of the exercise of Options) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                   Section 13.

                                   ADJUSTMENT

    The number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3 of this Plan, the annual grant caps described in
Section 6 of this Plan and the number, kind or class (or any combination thereof) of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of Viewlocity, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3 of this Plan, the annual grant caps described in Section 6 of this Plan and the number, kind or class (or any combination thereof) of shares subject to Options granted under this Plan and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code, which provides for the substitution or assumption of such Options in order to take into account on an equitable basis the effect of such transaction. If any adjustment under this
Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan, the annual grant caps described in Section 6 of this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 15(a) of this Plan.

                                   Section 14.

                                CHANGE IN CONTROL

    If there is a Change in Control, Viewlocity shall notify each Key Employee or Director who has an Option outstanding and each such Key Employee or Director thereafter shall have the right to exercise in full any Option previously granted to him or her that is then outstanding (notwithstanding that such Option may not otherwise have fully vested under the terms of the applicable Option Agreement).

                                   Section 15.

                            AMENDMENT OR TERMINATION

    This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the proper approval of the shareholders of Viewlocity (a) to increase the number of shares reserved under Section 3 of this Plan, (b) to change the class of employees eligible for Options under Section 6 of this Plan, or (c) to comply with applicable provisions of the Code, state law or NASD or exchange listing rules, which require such shareholder approval. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option granted

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before such suspension or termination unless (i) the Key Employee or Director consents in writing to such modification, amendment or cancellation or (ii) there is a dissolution or liquidation of Viewlocity or a transaction described in Section 13 or Section 14 of this Plan.

                                   Section 16.

                                  MISCELLANEOUS

    16.1. NO SHAREHOLDER RIGHTS. No Key Employee or Director shall have any rights as a shareholder of Viewlocity as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual delivery of Stock subject to such Option to such Key Employee or Director.

    16.2. EMPLOYMENT. The grant of an Option to a Key Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on a Key Employee or Director any rights upon his or her termination of employment or services as a Director in addition to those rights, if any, expressly set forth in the Option Agreement that evidences his or her Option.

    16.3. SHAREHOLDER AGREEMENT. Viewlocity shall have the right to require a Key Employee or Director to enter into such employment, shareholder, buy-sell, right of first refusal or other agreement or agreements that Viewlocity deems appropriate under the circumstances as a condition to the grant or to the exercise of any Option.

    16.4. WITHHOLDING. Each Option grant shall be made subject to the condition that the Key Employee or Director consents to whatever action the Board or the Committee directs to satisfy the federal and state tax withholding requirements, if any, that the Board or the Committee in its discretion deems applicable to the exercise of such Option. The Board or the Committee also shall have the right to provide, in an Option Agreement, that a Key Employee or Director may elect to satisfy federal and state tax withholding requirements through a reduction in the number of shares of Stock actually transferred to him or to her under this Plan.

    16.5. CONSTRUCTION. This Plan shall be construed under the laws of the State of Georgia. The headings in this Plan are for convenience of reference purposes only.

    IN WITNESS WHEREOF, Viewlocity, Inc. has caused its duly authorized officer to execute this Plan, as amended and restated this 15th day of November, 2002 to evidence its adoption of this Plan.

                                            VIEWLOCITY, INC.

                                            By: /s/ L. Allen Plunk
                                               -------------------
                                               L. Allen Plunk
                                               CHIEF FINANCIAL OFFICER AND
                                               EXECUTIVE VICE PRESIDENT


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